SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                         October 11, 1996

                 (Date of earliest event reported)


                 Fidelity Financial of Ohio, Inc.

      (Exact name of registrant as specified in its charter)


Ohio                          0-27868                  31-1455721

(State or other        (Commission File Number)        (IRS Employer
jurisdiction of                                         Identification
 incorporation)                                         No.)


4555 Montgomery Road, Cincinnati, Ohio                      45212

(Address of principal executive offices)               (Zip Code)


                          (513) 351-6666

       (Registrant's telephone number, including area code)


                          Not Applicable

Former name, former address and former fiscal year, if changed since last report)



                 Exhibit Index appears on page 5.
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

    (a) On October 11, 1996, following receipt of all required regulatory and stockholder approvals, Fidelity Financial of Ohio, Inc. ("FFOH") completed the acquisition of Circle Financial Corporation ("CFC") pursuant to an Amended and Restated Agreement of Merger, dated as of June 13, 1996, among FFOH, Fidelity Acquisition Corporation ("FAC"), a wholly-owned subsidiary of FFOH, and CFC. The acquisition was effected by means of the merger of CFC with and into FAC (the "Merger"). Upon consummation of the Merger, each share of common stock, $1.00 par value per share, of CFC ("CFC Common Stock") outstanding immediately prior thereto was converted into the right to receive, at the election of the holder thereof, $38.00 in cash or
3.85 shares of common stock, $0.10 par value per share, of FFOH ("FFOH Common Stock") (or under certain circumstances, a combination of cash and shares of FFOH Common Stock), subject to the condition that the aggregate amount of cash consideration paid to CFC shareholders did not exceed nor constitute less than 45% of the total consideration paid for the CFC Common Stock by FFOH. FFOH's source of funds for the aggregate cash consideration paid to shareholders of CFC were dividends paid by Fidelity Federal Savings Bank, a federally chartered savings bank and a wholly owned subsidiary of FAC (the "Bank"), to FFOH.

    In addition, pursuant to the terms of an Amended and Restated Agreement of Merger, dated as of June 13, 1996, between the Bank and People's Savings Association, an Ohio-chartered savings association and a wholly owned subsidiary of CFC (the "Association"), upon consummation of the Merger, the Association merged with and into the Bank.

    (b) The physical property acquired in connection with the acquisition of CFC was used by CFC in the conduct of its business as a thrift holding company. FFOH intends to continue such use.

    For additional information, reference is made to Item 7 below:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a) The following consolidated financial statements of CFC are incorporated by reference to the Report on Form 10-KSB for the year ended June 30, 1996 filed by CFC with the Securities and Exchange Commission on September 23, 1996:

        Consolidated Statements  of Financial Condition - June 30, 1996 and
        1995

        Consolidated Statements of Income - Years ended June 30, 1996, 1995 and 1994

        Consolidated Statements of Stockholders' Equity - Years ended June 30, 1996, 1995 and 1994

        Consolidated Statements of Cash Flows - Years ended June 30, 1996, 1995 and 1994

        Notes to Consolidated Financial Statements

    (b) Pro forma financial information is not available as of the date of this report on Form 8-K. Pro forma financial information will be filed by amendment as soon as practicable, but in no event later than 60 days after this report for Form 8-K must be filed.

    (c) The following exhibit is filed with this report.

        Number               Description

        20 Press Release, issued on October 11, 1996 with respect to the consummation of the Merger




                            SIGNATURES


    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             FIDELITY FINANCIAL OF OHIO, INC.




Date:  October 11, 1996      By:  /S/ JOHN R. REUSING
                                  John  R. Reusing
                                  President and Chief Executive Officer

                           EXHIBIT INDEX


 Exhibit Number                                      Description

       20 Press Release issued on October 11, 1996 with respect to the consummation of the Merger